Property and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment
Property and equipment consisted of the following:

	As of December 31,
(in thousands)	2019	2018

Land and improvements	$62,712	$47,054
Buildings and improvements	187,830	144,389
Equipment	452,239	344,909
Computer software	20,047	17,492
Total	722,828	553,844
Accumulated depreciation	352,450	322,343
Net property and equipment	$370,378	$231,501